UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 1, 2003

                                   ----------

                          Garden Fresh Restaurant Corp.
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             (Exact name of registrant as specified in its charter)

          Delaware                        0-25886              33-0028786
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(State or other jurisdiction of        Commission File      (I.R.S. Employer
incorporation or organization)              Number          Identification No.)

        15822 Bernardo Center Drive, Suite A, San Diego, California 92127
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              (Address of principal executive offices and zip code)

                                 (858) 675-1600
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.       Description
-----------       -----------
99.1              August 1, 2003 press release by Garden Fresh Restaurant Corp.

Item 12. Results of Operations and Financial Condition.

On August 1, 2003, Garden Fresh Restaurant Corp. (the "Company") issued a press release entitled "GARDEN FRESH REPORTS FISCAL 2003 THIRD QUARTER RESULTS-REVISES FOURTH QUARTER ESTIMATES UPWARD." The press release included certain disclosures relating to the Company's financial results for the fiscal quarter ended June 30, 2003. The full text of the release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Garden Fresh Restaurant Corp.
                                        (Registrant)

Date: August 1, 2003                    By:/s/ David W. Qualls
      ---------------------             ----------------------------------
                                        David W. Qualls
                                        Chief Financial Officer and
                                        Secretary

Exhibit Index

Exhibit No.       Description
-----------       -----------
99.1              August 1, 2003 press release by Garden Fresh Restaurant Corp.